SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[X]   Soliciting Material Pursuant to Section 240.14a-12

                              ASA (Bermuda) Limited
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      1) Title of each class of securities to which transaction applies:


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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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      1) Amount Previously Paid: __________________________________

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      3) Filing Party: __________________________

      4) Date Filed: ____________________________

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                                                                   April 8, 2005

                              IMPORTANT INFORMATION
                           YOUR ATTENTION IS REQUESTED

DEAR SHAREHOLDER:

        I am writing to keep you informed of some important developments regarding your Company.

        As you may know, the Company is subject to a number of fundamental investment policies relating to the diversification of its portfolio and the concentration of its investments inside and outside of South Africa. Because of structural changes in the gold mining industry, certain of these policies make it difficult for the Company to implement its investment strategy. Accordingly, the Company intends to seek shareholder approval of certain changes to the Company's investment policies at an upcoming meeting of shareholders. If the changes are approved, the Company will invest primarily in companies involved in the mining of gold around the world.

        We are not requesting your proxy in this letter and you should not sign or send in a proxy card today. Definitive proxy materials will be sent to you in our next mailing which will include a proxy statement and proxy card providing the information you will need to consider to cast an informed vote on the proposed policy changes. At that time, we will ask for your vote. The vote of shareholders, large and small, will be important to ensure sufficient votes are received to approve the proposed policy changes which we believe are important to the Company's future.

         YOU SHOULD READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED POLICY CHANGES. In addition, the Company files annual and semi-annual reports and other information with the Securities and Exchange Commission. The definitive proxy statement to be filed in connection with the proposed changes to the Company's investment policies (when it becomes available) and any other documents filed with the SEC by the Company are available without charge at the SEC's website at http://www.sec.gov. You may also obtain the Company's most recent annual report, without charge, on the Company's website at http://www.asaltd.com, by calling D.F. King & Co., Inc. at 1-800-901-0068 (toll-free) or by writing to the Company c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932. The Company and its Board of Directors may be considered participants in the upcoming solicitation of proxies. Information on the directors' ownership of shares in the Company will be available in the definitive proxy materials to be filed with the SEC.

        If you wish to be on our special mailing list for the definitive proxy statement, once available, please call D. F. King & Co., Inc., who is assisting us, at 1-800-901-0068 (toll-free) or (212) 269-5550 (call collect). You may also email your request to us at asabermuda@dfking.com.

        We are always interested in hearing from you. You may reach the Company by telephone at 1-800-432-3378.

        On behalf of your Board of Directors, thank you for your continued support. Please give the proxy materials your careful attention upon receipt, and remember that your vote will be important.

                                                      Sincerely,

                                                      /s/ Robert J.A. Irwin
                                                      --------------------------
                                                      Robert J.A. Irwin
                                                      Chairman of the Board

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                                                                   April 8, 2005

                              IMPORTANT INFORMATION
                           YOUR ATTENTION IS REQUESTED

DEAR SHAREHOLDER:

        I am writing to keep you informed of some important developments regarding your Company.

        As you may know, the Company is subject to a number of fundamental investment policies relating to the diversification of its portfolio and the concentration of its investments inside and outside of South Africa. Because of structural changes in the gold mining industry, certain of these policies make it difficult for the Company to implement its investment strategy. Accordingly, the Company intends to seek shareholder approval of certain changes to the Company's investment policies at an upcoming meeting of shareholders. If the changes are approved, the Company will invest primarily in companies involved in the mining of gold around the world.

        We are not requesting your proxy in this letter and you should not sign or send in a proxy card today. Definitive proxy materials will be sent to you in our next mailing which will include a proxy statement and proxy card providing the information you will need to consider to cast an informed vote on the proposed policy changes. At that time, we will ask for your vote. The vote of shareholders, large and small, will be important to ensure sufficient votes are received to approve the proposed policy changes which we believe are important to the Company's future.

        YOU SHOULD READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED POLICY CHANGES. In addition, the Company files annual and semi-annual reports and other information with the Securities and Exchange Commission. The definitive proxy statement to be filed in connection with the proposed changes to the Company's investment policies (when it becomes available) and any other documents filed with the SEC by the Company are available without charge at the SEC's website at http://www.sec.gov. You may also obtain the Company's most recent annual report, without charge, on the Company's website at http://www.asaltd.com, by calling D.F. King & Co., Inc. at 1-800-901-0068 (toll-free) or by writing to the Company c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932. The Company and its Board of Directors may be considered participants in the upcoming solicitation of proxies. Information on the directors' ownership of shares in the Company will be available in the definitive proxy materials to be filed with the SEC.

        On behalf of your Board of Directors, thank you for your continued support. Please give the proxy materials your careful attention upon receipt, and remember that your vote will be important.

                                                      Sincerely,

                                                      /s/ Robert J.A. Irwin
                                                      --------------------------
                                                      Robert J.A. Irwin
                                                      Chairman of the Board